Exhibit 10.1

BUILDING NO. 4

AMENDMENT NO. 9 TO LEASE

This Amendment No. 9 to Lease is made this 15th day of March, 2013, by and between EWE WAREHOUSE INVESTMENTS V, LTD., a Florida limited partnership (“Lessor”) and PC CONNECTION, INC., a Delaware corporation (“Lessee”).

RECITALS

A. Lessor’s predecessor in interest and Lessee’s predecessor in interest entered into an Agreement of Lease dated May 13, 1993; as amended by Amendment No. 1 to Lease dated June 19, 2001; as further amended by Amendment No. 2 to Lease dated April 24, 2003; as amended by Amendment No. 3 to Lease dated November 11, 2006; as amended by Amendment No. 4 to Lease dated October 13, 2009; as amended by Amendment No. 5 to Lease dated February 5, 2010; as amended by Amendment No. 6 to Lease dated May 20, 2010; as amended by Amendment No. 7 to Lease dated July 22, 2011; and as amended by Amendment No. 8 to Lease dated October 18, 2012 (collectively, the “Lease”) for certain premises containing approximately 102,400 square feet (the “Premises”) located at 2841-2931 Old State Route 73, Wilmington, Ohio (“Building 4”) and located within the development known as Wilmington Air Park (the “Development”).

B. The Term of the Lease will conclude on November 30, 2013.

C. Lessor and Lessee have agreed to modify the Rent payable during the remainder of the existing Term, and to extend the Term of the Lease for a period of two (2) years, all pursuant to the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties hereby agree as follows:

1. Article 1, Term, shall be amended to add the following additional paragraphs:

Notwithstanding anything contained herein to the contrary, the Term of the Lease is hereby extended for a period of two (2) years commencing December 1, 2013, and concluding November 30, 2015 (the “Extension”). All references in the Lease to the Term shall mean the Term as hereby extended.

Provided Lessee is not in default under this Lease and has continually operated a in the Premises, Lessee shall have the right, at Lessee’s option, to extend the Term of this Lease for one (1) additional period of one (1) year commencing December 1, 2015 and concluding November 30, 2016 (the “Option Term”). The Option Term may be exercised by Lessee’s delivery of written notice to Lessor stating that Lessee desires to extend the Lease Term. Such notice shall be given no later than May 31, 2015. Upon such notice, Lessor and Lessee shall negotiate in good faith the annual Rent payable during the Option Term. If Lessor and Lessee cannot agree on annual Rent within thirty (30) days after receipt of Lessee’s notice to Lessor, then Lessor and Lessee shall mutually select an independent appraiser whose determination of annual Rent shall be binding.

2. Article 3, Rent, shall be amended to add the following additional paragraphs:

Notwithstanding anything contained herein to the contrary, commencing March 1, 2013, and continuing through November 30, 2013, Lessee shall pay to Lessor Rent for the Premises as follows:

Lease Year	Annually	Monthly	Per Square Foot

3/1/13 – 11/30/13	N/A	$34,133.33	$4.00

During the Extension, Lessee shall pay to Lessor Rent for the Premises as follows:

Extension	Annually	Monthly	Per Square Foot

12/1/13 – 11/30/14	$421,888.00	$35,157.33	$4.12
12/1/14 – 11/30/15	$434,176.00	$36,181.33	$4.24

3. Defined Terms; No Other Amendment. Except as specifically set forth herein, defined terms shall have the meanings attributable to them in the Lease. Except as set forth herein, the Lease shall remain unamended and in full force and effect.

The parties have set their hands as of the day and year first above written.

Signed and acknowledged	LESSOR: EWE WAREHOUSE
in the presence of:	INVESTMENTS V, LTD.,
a Florida limited partnership

/S/ ANDREA BELLINO	/S/ EDWARD J. EASTON
Andrea Bellino	By:	Edward J. Easton
(Print Name)	Its:	Manager

/S/ LENETTE TRIVETT
Lenette Trivett
(Print Name)

Signed and acknowledged	LESSEE: PC CONNECTION, INC.,
in the presence of:	a Delaware corporation

/S/ MICHELLE GAUTHIER	/S/ ROBERT PRATT
Michelle Gauthier	By:	Robert Pratt
(Print Name)	Its:	Vice President of Facilities and Site Services

/S/ DOUGLAS REARDON
Douglas Reardon
(Print Name)

STATE OF FLORIDA	)
	)	SS:
COUNTY OF MIAMI - DADE	)

The foregoing instrument was acknowledged before me the 21 day of March, 2013, by Edward J. Easton, the Mgr of EWE Warehouse Investments V, Ltd., a Florida limited partnership, on behalf of the partnership.

/S/ LENETTE TRIVETT
Notary Public

STATE OF NEW HAMPSHIRE	)
MERRIMACK	)	SS:
COUNTY OF HILLSBOROUGH	)

The foregoing instrument was acknowledged before me the 15th day of March, 2013, by Robert Pratt, the Vice President of Facilities and Site Services of PC Connection, Inc., a Delaware corporation, on behalf of the corporation.

/S/ DOLORES R. COLLINS
Notary Public

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